Exhibit 99.1

centerspace

2nd Quarter 2023 // Quarter Ended June 30, 2023

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Noko Apartments // Minneapolis, MN

BETTER EVERY DAYS.

Earnings Release

Centerspace Reports Second Quarter 2023 Financial Results and Increases 2023 Core FFO Guidance
MINNEAPOLIS, MN, July 31, 2023 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and six months ended June 30, 2023. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per common share basis, for the three and six months ended June 30, 2023; Same-Store Revenues, Expenses, and Net Operating Income (Loss) (“NOI”)1 over comparable periods; and Same-Store1 Weighted-Average Occupancy for each of the three months ended June 30, 2023, March 31, 2023, and June 30, 2022.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Common Share	2023	2022	2023	2022
Net income (loss) - diluted	$(0.23)	$(0.30)	$2.55	$(0.97)
FFO - diluted(1)	$1.11	$1.02	$2.01	$2.03
Core FFO - diluted(1)	$1.28	$1.12	$2.36	$2.10

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	Q2 2023 vs. Q2 2022	Q2 2023 vs. Q1 2023	2023 vs. 2022
Revenues	8.5%	2.1%	9.5%
Expenses	3.3%	(4.9)%	6.6%
NOI(1)	12.1%	7.2%	11.6%

	Three months ended			Six months ended
Same-Store Results	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Weighted Average Occupancy	95.2%	94.8%	95.0%	95.0%	94.5%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” in supplemental and financial operating data within.
Highlights
•Net loss increased 23.3% to $0.23 per diluted share for the second quarter of 2023, compared to Net loss of $0.30 per diluted share for the same period of 2022;
•Core FFO per diluted share increased 14.3% to $1.28 for the three months ended June 30, 2023, compared to $1.12 for the three months ended June 30, 2022;
•Same-store revenues increased by 8.5% for the second quarter of 2023 compared to the second quarter of 2022, driving a 12.1% increase in NOI compared to the same period of the prior year;
•Total expenses decreased by $3.4 million to $55.9 million for the three months ended June 30, 2023, compared to $59.3 million for the three months ended June 30, 2022; and
•Increased the 2023 financial outlook ranges for net income per diluted share, FFO per diluted share, and Core FFO per diluted share. Refer to page S-18 in the supplemental and financial operating date within for additional detail.
Balance Sheet
At the end of the second quarter, Centerspace had $246.7 million of total liquidity on its balance sheet, consisting of $237.0 million available under the lines of credit and cash and cash equivalents of $9.7 million.

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Revised 2023 Financial Outlook
Centerspace revised its 2023 financial outlook upward. For additional information, see S-18 of the Supplemental Financial and Operating Data for the quarter ended June 30, 2023 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the revised outlook.

	Previous Outlook for 2023		Updated Outlook for 2023
	Low	High	Low	High
Net income per Share – diluted	$2.73	$3.62	$2.84	$3.64
Same-Store Revenue	6.00%	8.00%	6.50%	8.00%
Same-Store Expenses	4.75%	6.25%	4.00%	5.25%
Same-Store NOI	7.00%	9.00%	8.50%	10.00%
FFO per Share – diluted	$4.03	$4.33	$4.14	$4.35
Core FFO per Share – diluted	$4.27	$4.56	$4.55	$4.75
Additional assumptions:
•Same-store capital expenditures of $1,100 per home to $1,150 per home
•Value-add expenditures of $31.5 million to $34.5 million
•Investments from potential acquisitions of $95.0 million to $100.0 million
•Proceeds from potential dispositions of $220.0 million to $225.0 million
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, August 1, 2023, at 10:00 AM ET		Replay available until August 15, 2023
USA Toll Free Number	1-833-470-1428	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	44-204-525-0658
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	474781	Conference Number	413439
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended June 30, 2023 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of June 30, 2023, Centerspace owned interests in 75 apartment communities consisting of 13,497 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for the fourth consecutive year in 2023 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. As a result, reliance should not be placed on these forward-looking

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statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2022, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 701-837-7104
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
Email: kweber@centerspacehomes.com

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Supplemental Financial and Operating Data
Table of Contents
June 30, 2023

Common Share Data (NYSE: CSR)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2023	2023	2022	2022	2022
High closing price	$64.18	$71.07	$70.20	$89.71	$103.17
Low closing price	$53.98	$51.39	$58.50	$65.85	$76.65
Average closing price	$58.61	$61.68	$64.64	$79.40	$87.61
Closing price at end of quarter	$61.36	$54.63	$58.67	$67.32	$81.55
Common share distributions – annualized	$2.92	$2.92	$2.92	$2.92	$2.92
Closing dividend yield – annualized	4.8%	5.3%	5.0%	4.3%	3.6%
Closing common shares outstanding (thousands)	14,949	15,032	15,020	15,376	15,373
Closing limited partnership units outstanding (thousands)	961	967	971	980	995
Closing Series E preferred units outstanding, as converted (thousands)	2,094	2,103	2,119	2,186	2,186
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	18,004	18,102	18,110	18,542	18,554
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$1,104,725	$988,912	$1,062,514	$1,248,247	$1,513,079

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Six Months Ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
REVENUE	$64,776	$67,897	$67,848	$65,438	$63,116	$132,673	$123,430
EXPENSES
Property operating expenses, excluding real estate taxes	17,872	21,342	21,755	20,290	19,011	39,214	38,025
Real estate taxes	7,174	7,581	7,464	7,039	7,205	14,755	14,064
Property management expense	2,247	2,568	2,358	2,563	2,721	4,815	4,974
Casualty loss	53	252	335	276	382	305	980
Depreciation and amortization	24,371	25,993	25,768	23,720	24,768	50,364	55,769
General and administrative expenses	4,162	7,723	3,276	4,519	5,221	11,885	9,721
TOTAL EXPENSES	$55,879	$65,459	$60,956	$58,407	$59,308	$121,338	$123,533
Gain (loss) on sale of real estate and other investments	(67)	60,159	14	—	27	60,092	27
Loss on litigation settlement	(2,864)	—	—	—	—	(2,864)	—
Operating income (loss)	5,966	62,597	6,906	7,031	3,835	68,563	(76)
Interest expense	(8,641)	(10,319)	(9,603)	(7,871)	(7,561)	(18,960)	(15,276)
Interest and other income (loss)	295	49	132	70	(17)	344	1,046
Net income (loss)	$(2,380)	$52,327	$(2,565)	$(770)	$(3,743)	$49,947	$(14,306)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(320)	(320)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	712	(8,566)	753	439	950	(7,854)	3,107
Net income attributable to noncontrolling interests – consolidated real estate entities	(35)	(30)	(34)	(32)	(38)	(65)	(61)
Net income (loss) attributable to controlling interests	(1,863)	43,571	(2,006)	(523)	(2,991)	41,708	(11,580)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(3,214)	(3,214)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(3,470)	$41,964	$(3,613)	$(2,130)	$(4,598)	$38,494	$(14,794)

Per Share Data - Basic
Net income (loss) per common share – basic	$(0.23)	$2.79	$(0.24)	$(0.14)	$(0.30)	$2.57	$(0.97)

Per Share Data - Diluted
Net income (loss) per common share – diluted	$(0.23)	$2.76	$(0.24)	$(0.14)	$(0.30)	$2.55	$(0.97)

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
ASSETS
Real estate investments
Property owned	$2,434,138	$2,420,911	$2,534,124	$2,513,470	$2,401,427
Less accumulated depreciation	(543,264)	(519,167)	(535,401)	(511,000)	(487,834)
Total real estate investments	1,890,874	1,901,744	1,998,723	2,002,470	1,913,593
Cash and cash equivalents	9,745	8,939	10,458	14,957	13,156
Restricted cash	566	48,903	1,433	1,417	1,914
Other assets	18,992	19,298	22,687	19,742	18,950
TOTAL ASSETS	$1,920,177	$1,978,884	$2,033,301	$2,038,586	$1,947,613

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$56,713	$56,639	$58,812	$58,322	$48,077
Revolving lines of credit	18,989	143,469	113,500	171,500	73,000
Notes payable, net of unamortized loan costs	299,428	299,412	399,007	299,388	299,374
Mortgages payable, net of unamortized loan costs	563,079	474,999	495,126	496,530	497,917
TOTAL LIABILITIES	$938,209	$974,519	$1,066,445	$1,025,740	$918,368

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$18,627
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,169,501	1,176,059	1,177,484	1,209,732	1,207,849
Accumulated distributions in excess of net income	(522,796)	(508,420)	(539,422)	(524,905)	(511,552)
Accumulated other comprehensive loss	(1,758)	(1,917)	(2,055)	(2,158)	(2,362)
Total shareholders’ equity	$738,477	$759,252	$729,537	$776,199	$787,465
Noncontrolling interests – Operating Partnership and Series E preferred units	226,294	227,920	220,132	219,466	222,528
Noncontrolling interests – consolidated real estate entities	637	633	627	621	625
TOTAL EQUITY	$965,408	$987,805	$950,296	$996,286	$1,010,618
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,920,177	$1,978,884	$2,033,301	$2,038,586	$1,947,613

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate the performance of existing apartment communities and their contribution to net operating income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the six months ended June 30, 2023 and 2022, five apartment communities were non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties.
Reconciliation of Operating Income (Loss) to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation and amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

S-4

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	6/30/2023	3/31/2023	6/30/2022	$ Change	% Change	$ Change	% Change
Operating income	$5,966	$62,597	$3,835	$(56,631)	(90.5)%	$2,131	55.6%
Adjustments:
Property management expenses	2,247	2,568	2,721	(321)	(12.5)%	(474)	(17.4)%
Casualty loss	53	252	382	(199)	(79.0)%	(329)	(86.1)%
Depreciation and amortization	24,371	25,993	24,768	(1,622)	(6.2)%	(397)	(1.6)%
General and administrative expenses	4,162	7,723	5,221	(3,561)	(46.1)%	(1,059)	(20.3)%
(Gain) loss on sale of real estate and other investments(1)	67	(60,159)	(27)	60,226	*	94	(348.1)%
Loss on litigation settlement	2,864	—	—	2,864	N/A	2,864	N/A
Net operating income	$39,730	$38,974	$36,900	$756	1.9%	$2,830	7.7%

Revenue
Same-store	$60,104	$58,859	$55,386	$1,245	2.1%	$4,718	8.5%
Non-same-store	3,629	3,639	2,050	(10)	(0.3)%	1,579	77.0%
Other properties	983	1,002	915	(19)	(1.9)%	68	7.4%
Dispositions	60	4,397	4,765	(4,337)	(98.6)%	(4,705)	(98.7)%
Total	64,776	67,897	63,116	(3,121)	(4.6)%	1,660	2.6%
Property operating expenses, including real estate taxes
Same-store	23,382	24,593	22,629	(1,211)	(4.9)%	753	3.3%
Non-same-store	1,348	1,310	769	38	2.9%	579	75.3%
Other properties	254	151	230	103	68.2%	24	10.4%
Dispositions	62	2,869	2,588	(2,807)	(97.8)%	(2,526)	(97.6)%
Total	25,046	28,923	26,216	(3,877)	(13.4)%	(1,170)	(4.5)%
Net operating income
Same-store	36,722	34,266	32,757	2,456	7.2%	3,965	12.1%
Non-same-store	2,281	2,329	1,281	(48)	(2.1)%	1,000	78.1%
Other properties	729	851	685	(122)	(14.3)%	44	6.4%
Dispositions	(2)	1,528	2,177	(1,530)	(100.1)%	(2,179)	(100.1)%
Total	$39,730	$38,974	$36,900	$756	1.9%	$2,830	7.7%

(1)Current quarter activity relates to dispositions that occurred in a prior period.
* Not a meaningful percentage

S-5

	Six Months Ended June 30,
	2023	2022	$ Change	% Change
Operating income (loss)	$68,563	$(76)	$68,639	*
Adjustments:
Property management expenses	4,815	4,974	(159)	(3.2)%
Casualty loss	305	980	(675)	(68.9)%
Depreciation and amortization	50,364	55,769	(5,405)	(9.7)%
General and administrative expenses	11,885	9,721	2,164	22.3%
Gain on sale of real estate and other investments	(60,092)	(27)	(60,065)	*
Loss on litigation settlement	2,864	—	2,864	N/A
Net operating income	$78,704	$71,341	$7,363	10.3%

Revenue
Same-store	$118,964	$108,635	$10,329	9.5%
Non-same-store	7,266	3,717	3,549	95.5%
Other properties	1,985	1,831	154	8.4%
Dispositions	4,458	9,247	(4,789)	(51.8)%
Total	132,673	123,430	9,243	7.5%

Property operating expenses, including real estate taxes
Same-store	47,976	44,998	2,978	6.6%
Non-same-store	2,657	1,480	1,177	79.5%
Other properties	404	560	(156)	(27.9)%
Dispositions	2,932	5,051	(2,119)	(42.0)%
Total	53,969	52,089	1,880	3.6%

Net operating income
Same-store	70,988	63,637	7,351	11.6%
Non-same-store	4,609	2,237	2,372	106.0%
Other properties	1,581	1,271	310	24.4%
Dispositions	1,526	4,196	(2,670)	(63.6)%
Total	$78,704	$71,341	$7,363	10.3%
* Not a meaningful percentage

S-6

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Centerspace defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.

	(in thousands, except percentages)
	Three Months Ended June 30,				Six Months Ended June 30,
	2023	2022	$ Change	% Change	2023	2022	$ Change	% Change
Controllable expenses
On-site compensation(1)	$6,501	$5,922	$579	9.8%	$12,518	$11,471	$1,047	9.1%
Repairs and maintenance	3,281	3,533	(252)	(7.1)%	6,751	6,478	273	4.2%
Utilities	3,431	3,635	(204)	(5.6)%	8,409	8,419	(10)	(0.1)%
Administrative and marketing	1,330	1,257	73	5.8%	2,583	2,480	103	4.2%
Total	$14,543	$14,347	$196	1.4%	$30,261	$28,848	$1,413	4.9%

Non-controllable expenses
Real estate taxes	$6,591	$6,319	$272	4.3%	$13,356	$12,293	$1,063	8.6%
Insurance	2,248	1,963	285	14.5%	4,359	3,857	502	13.0%
Total	$8,839	$8,282	$557	6.7%	$17,715	$16,150	$1,565	9.7%

Property operating expenses, including real estate taxes - non-same-store	$1,348	$769	$579	75.3%	$2,657	$1,480	$1,177	79.5%
Property operating expenses, including real estate taxes - other properties	254	230	24	10.4%	404	560	(156)	(27.9)%
Property operating expenses, including real estate taxes - dispositions	62	2,588	(2,526)	(97.6)%	2,932	5,051	(2,119)	(42.0)%
Total property operating expenses, including real estate taxes	$25,046	$26,216	$(1,170)	(4.5)%	$53,969	$52,089	$1,880	3.6%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.

S-7

While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

S-8

	(in thousands, except per share amounts)
	Three Months Ended					Six Months Ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Funds From Operations
Net income (loss) available to common shareholders	$(3,470)	$41,964	$(3,613)	$(2,130)	$(4,598)	$38,494	$(14,794)
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	(712)	8,566	(753)	(439)	(950)	7,854	(3,107)
Depreciation and amortization	24,371	25,993	25,768	23,720	24,768	50,364	55,769
Less depreciation – non real estate	(89)	(91)	(91)	(94)	(101)	(180)	(202)
Less depreciation – partially owned entities	(19)	(19)	(19)	(18)	(7)	(38)	(28)
(Gain) loss on sale of real estate and other assets	71	(60,159)	(14)	—	(27)	(60,088)	(27)
FFO applicable to common shares and Units	$20,152	$16,254	$21,278	$21,039	$19,085	$36,406	$37,611

Adjustments to Core FFO:
Non-cash casualty (gain) loss	(52)	13	20	46	163	(39)	188
Loss on extinguishment of debt	—	—	—	—	5	—	5
Technology implementation costs(1)	—	—	89	234	447	—	550
Interest rate swap termination, amortization, and mark-to-market	159	138	104	204	205	297	(408)
Amortization of assumed debt	(116)	(116)	(117)	(116)	(116)	(232)	(231)
Pursuit costs	—	5	137	38	1,127	5	1,127
Severance and transition related costs	(19)	3,199	—	—	—	3,180	—
Loss on litigation settlement and one-time trial costs(2)	3,201	—	—	—	—	3,201	—
Other miscellaneous items(3)	(22)	49	(28)	17	100	27	96
Core FFO applicable to common shares and Units	$23,303	$19,542	$21,483	$21,462	$21,016	$42,845	$38,938

FFO applicable to common shares and Units	$20,152	$16,254	$21,278	$21,039	$19,085	$36,406	$37,611
Dividends to preferred unitholders	160	160	160	160	160	320	320
FFO applicable to common shares and Units - diluted	$20,312	$16,414	$21,438	$21,199	$19,245	$36,726	$37,931

Core FFO applicable to common shares and Units	$23,303	$19,542	$21,483	$21,462	$21,016	$42,845	$38,938
Dividends to preferred unitholders	160	160	160	160	160	320	320
Core FFO applicable to common shares and Units - diluted	$23,463	$19,702	$21,643	$21,622	$21,176	$43,165	$39,258

Per Share Data
Net income (loss) per share and Unit - diluted	$(0.23)	$2.76	$(0.24)	$(0.14)	$(0.30)	$2.55	$(0.97)
FFO per share and Unit - diluted	$1.11	$0.89	$1.16	$1.13	$1.02	$2.01	$2.03
Core FFO per share and Unit - diluted	$1.28	$1.07	$1.17	$1.15	$1.12	$2.36	$2.10

Weighted average shares - basic	14,949	15,025	15,027	15,373	15,369	14,987	15,233
Effect of redeemable operating partnership Units	965	968	974	984	995	967	978
Effect of Series D preferred units	228	228	228	228	228	228	228
Effect of Series E preferred units	2,103	2,118	2,185	2,186	2,186	2,111	2,186
Effect of dilutive restricted stock units and stock options	24	20	9	30	48	20	57
Weighted average shares and Units - diluted	18,269	18,359	18,423	18,801	18,826	18,313	18,682

(1)Costs are related to a two-year implementation.
(2)Consists of a $2.9 million loss on litigation settlement for a trial judgment entered against the Company and $340,000 in one-time trial costs related to the litigation matter.
(3)Consists of (gain) loss on investments.

S-9

Reconciliation of Net Income (Loss) Available to Controlling Interests to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended					Six Months Ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Adjusted EBITDA
Net income (loss) available to controlling interests	$(1,863)	$43,571	$(2,006)	$(523)	$(2,991)	$41,708	$(11,580)
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	320	320
Noncontrolling interests – Operating Partnership and Series E preferred units	(712)	8,566	(753)	(439)	(950)	7,854	(3,107)
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$(2,415)	$52,297	$(2,599)	$(802)	$(3,781)	$49,882	$(14,367)
Adjustments:
Interest expense	8,626	10,305	9,589	7,856	7,547	18,931	15,247
Loss on extinguishment of debt	—	—	—	—	5	—	5
Depreciation and amortization related to real estate investments	24,351	25,971	25,747	23,699	24,759	50,322	55,739
Non-cash casualty (gain) loss	(52)	13	20	46	163	(39)	188
Interest income	(248)	(92)	(92)	(82)	(74)	(340)	(538)
(Gain) loss on sale of real estate and other investments	71	(60,159)	(14)	—	(27)	(60,088)	(27)
Technology implementation costs(1)	—	—	89	234	447	—	550
Interest rate swap termination and mark-to-market	—	—	—	—	18	—	(564)
Pursuit costs	—	5	137	38	1,127	5	1,127
Severance and transition related costs	(19)	3,199	—	—	—	3,180	—
Loss on litigation settlement and one-time trial costs(2)	3,201	—	—	—	—	3,201	—
Other miscellaneous items(3)	(22)	49	(28)	17	100	27	96
Adjusted EBITDA	$33,493	$31,588	$32,849	$31,006	$30,284	$65,081	$57,456

(1)Costs are related to a two-year implementation.
(2)Consists of a $2.9 million loss on litigation settlement for a trial judgment entered against the Company and $340,000 in one-time trial costs related to the litigation matter.
(3)Consists of (gain) loss on investments.

S-10

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2023 (remainder)	$22,385	$—	$—	$22,385	2.5%	4.12%
2024	—	—	989	989	0.1%	12.68%
2025	30,851	—	18,000	48,851	5.5%	4.56%
2026	51,270	—	—	51,270	5.8%	3.73%
2027	50,309	—	—	50,309	5.7%	3.47%
Thereafter	411,714	300,000	—	711,714	80.4%	3.42%
Total debt	$566,529	$300,000	$18,989	$885,518	100.0%	3.54%

(1)Weighted average interest rate of debt that matures during the year.

	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Debt Balances Outstanding
Secured fixed rate - mortgages payable - other	$367,679	$279,340	$299,427	$300,956	$302,360
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate lines of credit	18,989	143,469	113,500	171,500	73,000
Unsecured term loans	—	—	100,000	—	—
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$885,518	$921,659	$1,011,777	$971,306	$874,210

Mortgages payable - other rate	4.14%	3.85%	3.85%	3.85%	3.85%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate	7.35%	6.39%	5.23%	4.13%	3.04%
Unsecured term loan rate	—	—	5.57%	—	—
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.54%	3.71%	3.62%	3.45%	3.27%

S-11

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Equity Capitalization
Common shares outstanding	14,949	15,032	15,020	15,376	15,373
Operating partnership units outstanding	961	967	971	980	995
Series E preferred units (as converted)	2,094	2,103	2,119	2,186	2,186
Total common shares, Units, and Series E preferred units, as converted, outstanding	18,004	18,102	18,110	18,542	18,554
Market price per common share (closing price at end of period)	$61.36	$54.63	$58.67	$67.32	$81.55
Equity capitalization-common shares and units	$1,104,725	$988,912	$1,062,514	$1,248,247	$1,513,079
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,198,255	$1,082,442	$1,156,044	$1,341,777	$1,606,609

Series D Preferred Units	$16,560	$16,560	$16,560	$16,560	$18,627

Debt Capitalization
Total debt	$885,518	$921,659	$1,011,777	$971,306	$874,210
Total capitalization	$2,100,333	$2,020,661	$2,184,381	$2,329,643	$2,499,446

Total debt to total capitalization(1)	42.2%	45.6%	46.3%	41.7%	35.0%

(1)Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.

	Three Months Ended										Six Months Ended
	6/30/2023		3/31/2023		12/31/2022		9/30/2022		6/30/2022		6/30/2023		6/30/2022
Debt service coverage ratio(1)	3.33	x	2.70	x	2.99	x	3.35	x	3.39	x	2.99	x	3.16	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.83	x	2.35	x	2.58	x	2.81	x	2.83	x	2.57	x	2.64	x
Net debt/Adjusted EBITDA(2)	6.54	x	7.22	x	7.62	x	7.71	x	7.11	x	6.73	x	7.49	x
Net debt and preferred equity/Adjusted EBITDA(2)	7.36	x	8.09	x	8.46	x	8.60	x	8.03	x	7.57	x	8.47	x

Distribution Data
Common shares and Units outstanding at record date	15,910		15,999		15,991		16,356		16,368		15,910		16,368
Total common distribution declared	$11,608		$11,668		$11,614		$11,939		$11,948		$23,276		$23,892
Common distribution per share and Unit	$0.73		$0.73		$0.73		$0.73		$0.73		$1.46		$1.46
Payout ratio (Core FFO per diluted share and unit basis)(3)	57.0%		68.2%		62.4%		63.5%		65.2%		61.9%		69.5%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.

	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Total debt	$885,518	$921,659	$1,011,777	$971,306	$874,210
Less: cash and cash equivalents	9,745	8,939	10,458	14,957	13,156
Net debt	$875,773	$912,720	$1,001,319	$956,349	$861,054
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within the Non-GAAP Financial Measures and Reconciliations section.

S-12

CENTERSPACE
SAME-STORE SECOND QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q2 2023	Q2 2022	% Change	Q2 2023	Q2 2022	% Change	Q2 2023	Q2 2022	% Change
Denver, CO	1,889	$11,968	$10,955	9.2%	$3,944	$3,568	10.5%	$8,024	$7,387	8.6%
Minneapolis, MN	4,519	21,069	19,685	7.0%	9,088	8,880	2.3%	11,981	10,805	10.9%
North Dakota	2,422	9,241	8,482	8.9%	3,630	3,523	3.0%	5,611	4,959	13.1%
Omaha, NE	872	3,443	3,134	9.9%	1,381	1,325	4.2%	2,062	1,809	14.0%
Rochester, MN	1,129	5,760	5,235	10.0%	2,137	2,138	—%	3,623	3,097	17.0%
St. Cloud, MN	832	3,459	3,177	8.9%	1,405	1,375	2.2%	2,054	1,802	14.0%
Other Mountain West(1)	1,222	5,164	4,718	9.5%	1,797	1,820	(1.3)%	3,367	2,898	16.2%
Same-Store Total	12,885	$60,104	$55,386	8.5%	$23,382	$22,629	3.3%	$36,722	$32,757	12.1%

	% of NOI Contribution	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q2 2023	Q2 2022	Growth	Q2 2023	Q2 2022	% Change	Q2 2023	Q2 2022	% Change
Denver, CO	21.8%	96.1%	94.2%	1.9%	$1,928	$1,820	5.9%	$2,198	$2,053	7.1%
Minneapolis, MN	32.6%	94.9%	95.0%	(0.1)%	1,463	1,394	4.9%	1,637	1,528	7.1%
North Dakota	15.3%	96.1%	95.6%	0.5%	1,201	1,118	7.4%	1,323	1,221	8.4%
Omaha, NE	5.6%	94.7%	97.2%	(2.5)%	1,262	1,126	12.1%	1,389	1,232	12.7%
Rochester, MN	9.9%	95.0%	95.2%	(0.2)%	1,688	1,536	9.9%	1,790	1,624	10.2%
St. Cloud, MN	5.6%	91.7%	90.8%	0.9%	1,343	1,229	9.3%	1,512	1,401	7.9%
Other Mountain West(1)	9.2%	95.3%	96.5%	(1.2)%	1,327	1,207	9.9%	1,479	1,333	11.0%
Same-Store Total	100.0%	95.2%	95.0%	0.2%	$1,467	$1,371	7.0%	$1,634	$1,509	8.3%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. Centerspace believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-13

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q2 2023	Q1 2023	% Change	Q2 2023	Q1 2023	% Change	Q2 2023	Q1 2023	% Change
Denver, CO	1,889	$11,968	$11,740	1.9%	$3,944	$4,035	(2.3)%	$8,024	$7,705	4.1%
Minneapolis, MN	4,519	21,069	20,805	1.3%	9,088	9,588	(5.2)%	11,981	11,217	6.8%
North Dakota	2,422	9,241	8,879	4.1%	3,630	3,814	(4.8)%	5,611	5,065	10.8%
Omaha, NE	872	3,443	3,356	2.6%	1,381	1,433	(3.6)%	2,062	1,923	7.2%
Rochester, MN	1,129	5,760	5,648	2.0%	2,137	2,228	(4.1)%	3,623	3,420	5.9%
St. Cloud, MN	832	3,459	3,351	3.2%	1,405	1,691	(16.9)%	2,054	1,660	23.7%
Other Mountain West(1)	1,222	5,164	5,080	1.7%	1,797	1,804	(0.4)%	3,367	3,276	2.8%
Same-Store Total	12,885	$60,104	$58,859	2.1%	$23,382	$24,593	(4.9)%	$36,722	$34,266	7.2%

	% of NOI Contribution	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q2 2023	Q1 2023	Growth	Q2 2023	Q1 2023	% Change	Q2 2023	Q1 2023	% Change
Denver, CO	21.8%	96.1%	95.8%	0.3%	$1,928	$1,912	0.8%	$2,198	$2,162	1.7%
Minneapolis, MN	32.6%	94.9%	94.6%	0.3%	1,463	1,454	0.6%	1,637	1,622	0.9%
North Dakota	15.3%	96.1%	95.9%	0.2%	1,201	1,175	2.2%	1,323	1,274	3.8%
Omaha, NE	5.6%	94.7%	94.0%	0.7%	1,262	1,234	2.3%	1,389	1,364	1.8%
Rochester, MN	9.9%	95.0%	94.8%	0.2%	1,688	1,664	1.4%	1,790	1,759	1.8%
St. Cloud, MN	5.6%	91.7%	90.1%	1.6%	1,343	1,315	2.1%	1,512	1,490	1.5%
Other Mountain West(1)	9.2%	95.3%	95.1%	0.2%	1,327	1,319	0.6%	1,479	1,457	1.5%
Same-Store Total	100.0%	95.2%	94.8%	0.4%	$1,467	$1,450	1.2%	$1,634	$1,606	1.7%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. Centerspace believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-14

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Denver, CO	1,889	$23,708	$21,580	9.9%	$7,979	$6,743	18.3%	$15,729	$14,837	6.0%
Minneapolis, MN	4,519	41,874	38,689	8.2%	18,677	17,880	4.5%	23,197	20,809	11.5%
North Dakota	2,422	18,119	16,638	8.9%	7,444	7,176	3.7%	10,675	9,462	12.8%
Omaha, NE	872	6,799	6,192	9.8%	2,815	2,652	6.1%	3,984	3,540	12.5%
Rochester, MN	1,129	11,409	10,238	11.4%	4,365	4,235	3.1%	7,044	6,003	17.3%
St. Cloud, MN	832	6,810	6,226	9.4%	3,095	2,874	7.7%	3,715	3,352	10.8%
Other Mountain West(1)	1,222	10,245	9,072	12.9%	3,601	3,438	4.7%	6,644	5,634	17.9%
Same-Store Total	12,885	$118,964	$108,635	9.5%	$47,976	$44,998	6.6%	$70,988	$63,637	11.6%

	% of NOI Contribution	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		2023	2022	Growth	2023	2022	% Change	2023	2022	% Change
Denver, CO	22.2%	95.9%	94.1%	1.8%	$1,920	$1,806	6.3%	$2,180	$2,023	7.8%
Minneapolis, MN	32.7%	94.8%	94.6%	0.2%	1,459	1,384	5.4%	1,630	1,509	8.0%
North Dakota	15.0%	96.0%	95.2%	0.8%	1,188	1,111	6.9%	1,298	1,203	7.9%
Omaha, NE	5.6%	94.4%	96.4%	(2.0)%	1,248	1,111	12.3%	1,377	1,228	12.1%
Rochester, MN	9.9%	94.9%	94.1%	0.8%	1,676	1,522	10.1%	1,774	1,607	10.4%
St. Cloud, MN	5.2%	90.9%	91.6%	(0.7)%	1,329	1,214	9.5%	1,501	1,362	10.2%
Other Mountain West(1)	9.4%	95.2%	95.3%	(0.1)%	1,323	1,180	12.1%	1,468	1,298	13.1%
Same-Store Total	100.0%	95.0%	94.5%	0.5%	$1,459	$1,358	7.4%	$1,620	$1,487	8.9%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. Centerspace believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-15

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Number of Apartment Homes at Period End
Same-Store	12,885	12,885	11,330	11,330	11,319
Non-Same-Store	612	612	3,735	3,734	3,519
All Communities	13,497	13,497	15,065	15,064	14,838

Average Monthly Rental Rate(2)
Same-Store	$1,467	$1,450	$1,438	$1,411	$1,366
Non-Same-Store	1,894	1,890	1,352	1,286	1,245
All Communities	$1,487	$1,470	$1,417	$1,381	$1,337

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,634	$1,606	$1,592	$1,565	$1,518
Non-Same-Store	2,072	2,066	1,471	1,417	1,329
All Communities	$1,654	$1,627	$1,562	$1,530	$1,473

Weighted Average Occupancy(4)
Same-Store	95.2%	94.8%	94.9%	94.5%	94.8%
Non-Same-Store	95.4%	95.9%	94.7%	94.6%	95.0%
All Communities	95.2%	94.9%	94.9%	94.5%	94.8%

Operating Expenses as a % of Scheduled Rent
Same-Store	41.2%	43.9%	43.1%	42.5%	40.3%
Non-Same-Store	38.8%	37.8%	51.7%	48.7%	47.1%
All Communities	41.1%	43.5%	45.1%	43.9%	41.8%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$258	$115	$364	$465	$196

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-16

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Six Months Ended
Same Store Capital Expenditures	6/30/2023	6/30/2022	6/30/2023	6/30/2022
Total Same-Store Apartment Homes	12,885	12,885	12,885	12,885

Building - Exterior	$231	$62	$231	$595
Building - Interior	64	225	64	230
Mechanical, Electrical, & Plumbing	775	308	1,059	533
Furniture & Equipment	153	113	178	193
Landscaping & Grounds	3	138	3	221
Turnover replacements	730	1,346	1,509	2,080
Work in progress	1,370	305	1,767	(205)
Capital Expenditures - Same-Store	$3,326	$2,497	$4,811	$3,647
Capital Expenditures per Apartment Home - Same-Store	$258	$194	$373	$283

Value Add	$5,952	$6,327	$8,489	$10,011
Total Capital Spend - Same-Store	$9,278	$8,824	$13,300	$13,658
Total Capital Spend per Apartment Home - Same-Store	$720	$685	$1,032	$1,060

	Three Months Ended		Six Months Ended
Capital Expenditures - All Properties	6/30/2023	6/30/2022	6/30/2023	6/30/2022
All Properties - Weighted Average Apartment Homes	13,497	14,838	14,019	14,838

Capital Expenditures	$3,404	$2,892	$5,134	$4,217
Capital Expenditures per Apartment Home	$252	$195	$366	$284

Value Add	5,976	6,367	8,606	10,051
Acquisition Capital	5,290	1,364	9,962	2,564
Total Capital Spend	14,670	10,623	23,702	16,832
Total Capital Spend per Apartment Home	$1,087	$716	$1,691	$1,134

	Three Months Ended		Six Months Ended
Value Add Capital Expenditures	6/30/2023	6/30/2022	6/30/2023	6/30/2022
Interior - Units
Same-Store	$4,499	$4,318	$5,718	$6,955
Non-Same-Store	—	—	—	—
Total Interior Units	$4,499	$4,318	$5,718	$6,955

Common Areas and Exteriors
Same-Store	$1,330	$1,917	$2,555	$4,850
Non-Same-Store	24	53	117	53
Total Common Areas and Exteriors	$1,354	$1,970	$2,672	$4,903

Work in Progress
Same-Store	$123	$92	$216	$(1,794)
Non-Same-Store	—	(13)	$—	$(13)
Total Work in Progress	$123	$79	$216	$(1,807)

Total Value-Add Capital Expenditures
Same-Store	$5,952	$6,327	$8,489	$10,011
Non-Same-Store	24	40	117	40
Total Portfolio Value-Add	$5,976	$6,367	$8,606	$10,051

S-17

CENTERSPACE
2023 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2023 in the table below.

	Six Months Ended	2023 Previous Outlook Range		2023 Revised Outlook Range
	June 30, 2023	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$118,964	6.00%	8.00%	6.50%	8.00%
Controllable expenses	30,261	3.00%	4.50%	2.00%	3.50%
Non-controllable expenses	17,715	8.00%	9.50%	7.50%	9.00%
Total Expenses	$47,976	4.75%	6.25%	4.00%	5.25%
Same-store NOI(1)	$70,988	7.00%	9.00%	8.50%	10.00%

Components of NOI(1)
Same-store	$70,988	$138,300	$141,300	$137,000	$139,000
Non-same-store	4,609	8,900	9,100	9,000	9,200
Other properties	1,581	2,000	2,400	1,700	1,800
Dispositions	1,526	$2,500	$2,800	$7,200	$7,400
Total NOI(1)	$78,704	$151,700	$155,600	$154,900	$157,400

Accretion (dilution) from investments and capital market activity, excluding impact from change in share count	$—	—	—	(400)	(200)

Other operating income and expenses
General and administrative and property management	(16,700)	(32,300)	(31,500)	(31,100)	(30,700)
Casualty loss	(305)	(1,500)	(1,300)	(1,300)	(1,100)
Loss on litigation settlement	(2,864)	—	—	(3,200)	(3,200)
Non-real estate depreciation and amortization	(180)	(375)	(325)	(375)	(325)
Non-controlling interest	(65)	(110)	(100)	(110)	(100)
Total other operating income and expenses	$(20,114)	$(34,285)	$(33,225)	$(36,085)	$(35,425)

Interest expense	$(18,960)	(37,400)	(36,900)	(37,000)	(36,600)
Interest and other income	310	$160	$350	$600	$800
Dividends to preferred shareholders	(3,214)	(6,400)	(6,400)	(6,400)	(6,400)
FFO applicable to common shares and Units - diluted(1)	$36,726	$73,775	$79,425	$75,615	$79,575

Non-core income and expenses
Non-cash casualty (gain) loss	$(39)	$500	$300	$400	$200
Interest rate swap amortization	297	900	1,000	900	1,000
Amortization of assumed debt	(232)	—	—	—	—
Pursuit costs	5	70	60	70	60
Severance and transition related costs	3,180	3,200	3,200	3,180	3,180
Loss on litigation settlement and one-time trial costs	3,201	—	—	3,200	3,200
Other miscellaneous items	27	(310)	(350)	(310)	(350)
Total non-core income and expenses	$6,439	$4,360	$4,210	$7,440	$7,290
Core FFO applicable to common shares and Units - diluted(1)	$43,165	$78,135	$83,635	$83,055	$86,865

EPS - Diluted	$2.55	$2.73	$3.62	$2.84	$3.64
FFO per diluted share(1)	$2.01	$4.03	$4.33	$4.14	$4.35
Core FFO per diluted share(1)	$2.36	$4.27	$4.56	$4.55	$4.75
Weighted average shares outstanding - diluted	18,313	18,300	18,325	18,250	18,275

Additional Assumptions
Same-store capital expenditures (per home)	$373	$1,100	1,150	$1,100	1,150
Value-add expenditures	$8,606	$24,500	$27,500	$31,500	$34,500
Investments	$—	$—	$—	$95,000	$100,000
Dispositions	$144,255	$155,000	$165,000	$220,000	$225,000
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above.

S-18

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2023	December 31, 2023		December 31, 2023
	Actual	Low	High	Low	High
Net income available to common shareholders	$38,494	$57,839	$74,307	$59,679	$74,457
Noncontrolling interests - Operating Partnership and Series E preferred units	7,854	(7,795)	(7,885)	(7,795)	(7,885)
Depreciation and amortization	50,364	92,556	91,768	92,556	91,768
Less depreciation - non real estate	(180)	(375)	(325)	(375)	(325)
Less depreciation - partially owned entities	(38)	(110)	(100)	(110)	(100)
Gain on sale of real estate	(60,088)	(68,980)	(78,980)	(68,980)	(78,980)
Dividends to preferred unitholders	320	640	640	640	640
FFO applicable to common shares and Units - diluted	$36,726	$73,775	$79,425	$75,615	$79,575

Adjustments to Core FFO:
Non-cash casualty (gain) loss	(39)	500	300	400	200
Interest rate swap termination, amortization, and mark-to-market	297	900	1,000	900	1,000
Amortization of assumed debt	(232)	—	—	—	—
Pursuit costs	5	70	60	70	60
Severance and transition related costs	3,180	3,200	3,200	3,180	3,180
Loss on litigation settlement and one-time trial costs	3,201	—	—	3,200	3,200
Other miscellaneous items	27	(310)	(350)	(310)	(350)
Core FFO applicable to common shares and Units - diluted	$43,165	$78,135	$83,635	$83,055	$86,865

Net income per share - diluted	$2.55	$2.73	$3.62	$2.84	$3.64
FFO per share - diluted	$2.01	$4.03	$4.33	$4.14	$4.35
Core FFO per share - diluted	$2.36	$4.27	$4.56	$4.55	$4.75
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, depreciation, amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2023	December 31, 2023		December 31, 2023
	Actual	Low	High	Low	High
Operating income	$68,563	$94,324	$110,012	$96,060	$109,948
Adjustments:
General and administrative and property management expenses	16,700	32,300	31,500	31,100	30,700
Casualty loss	305	1,500	1,300	1,300	1,100
Depreciation and amortization	50,364	92,556	91,768	92,556	91,768
Gain on sale of real estate and other investments	(60,092)	(68,980)	(78,980)	(68,980)	(78,980)
Loss on litigation settlement	2,864	—	—	2,864	2,864
Net operating income	$78,704	$151,700	$155,600	$154,900	$157,400

S-19